Investor Meeting
Philadelphia, PA
December 12, 2007
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Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2006, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to
GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.

3 Agenda Opening Comments Jack Drosdick Market Outlook Mike Hennigan Refinery Operations and Capital Program Vince Kelley Other Businesses and Financial Overview Tom Hofmann

Opening Comments
Jack Drosdick
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Market Outlook
Mike Hennigan
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Market Outlook
Market for refined products should remain relatively
constructive over next few years
Considerable supply growth expected for sweet
crudes that can be run in Sunoco’s system
Ongoing commercial initiatives to optimize crude
source flexibility and value added products

7 World Economic Growth Source: PIRA Energy GDP growth is a significant driver of oil demand 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2002 2003 2004 2005 2006 2007E 2008E

2008 Oil Demand Growth Estimates, MMB/D
1.2
1.3
1.4
Non-OECD
0.4
0.2
0.6
OECD*
1.6 PIRA
1.5 U.S. EIA
2.0 IEA
World
Developing countries are
the main driver of world
oil demand growth
Source: November 2007 reports (International Energy Agency, U.S. Energy
Information Administration, and PIRA Energy)
* Organization for Economic Co-operation and Development

Days Supply Inventory – Major OECD
Crude
(End of October)
21
22
23
24
25
2001 2002 2003 2004 2005 2006 2007
Days
Total Products
(End of October)
34
35
36
37
38
2001 2002 2003 2004 2005 2006 2007
Days
Source: PIRA Energy – 3 Major OECD Markets (U.S., Europe, Japan)
Lower days-supply inventory
levels approaching 2008

Global Refining Capacity Increases, MMB/D
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2008 2009 2010
Capacity Growth Demand Growth
Source: PIRA Energy
Capacity increases not expected to
exceed demand until 2010

Impact of Unknowns
Weather: “normal” weather demand is significant
2006/07 oil demand was ~80-140 MMB less due to
warmer-than-normal winters in the three major
OECD markets
$90/B oil
Elasticity debate reaches another level
Ethanol
Attractive pricing currently for refiners
Pace of infrastructure growth and probable
increased  mandate need to be watched
Refinery utilization rates
More complexity… new specs in U.S. / Europe
Level of planned and unplanned downtime

Sunoco Commercial Activities
Products: Optimizing the assets and capturing
market opportunities
Crude: Increase crude source diversification and
flexibility
Have increased use of high-acid and higher-resid
crudes
Considerable supply growth (OPEC and non-
OPEC) expected for sweet crudes that can be run
in Sunoco’s system

Current Sweet* Crude Availability to Sunoco
Caspian
0.8 MMB/D
North Africa
2.8 MMB/D
West Africa
5.0 MMB/D
North Sea
3.5 MMB/D
Eastern
Canada
0.4 MMB/D
Western Canadian
Sweet
1.0 MMB/D
South
America
0.5 MMB/D
Columbia / Venezuela
* <0.5% sulfur
Source: Sunoco estimates
U.S.
0.7 MMB/D

10.7 17.2 Growing Sweet* Crude Availability to Sunoco 14.7 * <0.5% sulfur Source: Sunoco estimates 14 0 4 8 12 16 20 2005 Current 2009 Estimate

Refinery Operations and Capital Program Vince Kelley **************** **************** **************** **************** **************** **************** **************** ****************

Refining & Supply Strategy
Continued focus on extracting full value of existing
assets through Operations Excellence
Capital spending program focuses on high-value
product upgrading rather than high-cost expansions
Particular focus on upgrading residual fuel and
continuing to improve ultra-low-sulfur diesel
capability
Maintain spending discipline and keep projects in
manageable scope

Refining & Supply – Operations Excellence
Utilization Of Equivalent
Distillation Capacity, %
83.6%
86.6%
80%
82%
84%
86%
88%
90%
2001 - 2003
Avg.
2004 - 2006
Avg.
OHSA Recordable Injury Rate
1.16
0.45
0.81
0.43
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
2001 - 2003
Avg.
2004 - 2006
Avg.
Contractors
Employees
Safe Reliable Environmentally Sound
Environmental Exceedances
per Year
326
561
0
100
200
300
400
500
600
2001 - 2003
Avg.
2004 - 2006
Avg.

Refining Capital Update
2007 Project Review:
Philadelphia Refinery FCC Expansion / Resid
Processing project performance
Toledo Refinery Crude Unit Debottleneck project
performance
2008-2009 Capital Program… Overview of Major Projects:
Philadelphia Refinery Hydrocracker Conversion for
Ultra-Low-Sulfur Diesel
Toledo Refinery Hydrocracker Conversion
Toledo Refinery Environmental New Source Review
Tulsa Refinery Distillate Hydrotreater

Phila. FCC Expansion / Resid Processing
Expand Fluid Catalytic Cracking Unit to increase capacity to upgrade residual fuel and add crude slate flexibility…
Total cost: $525MM, including required environmental upgrades
Expected: - Throughput increase from 70 to 85 MB/D
- Upgrade up to 25 MB/D residual fuel to light products
(from prior 5-10 MB/D)
Results: - Completed project in April 2007
- 3Q07 average throughput of 84 MB/D
with residual fuel input of 23 MB/D
- Proven unit rate of more than 90 MB/D and residual
fuel inputs as high as 30 MB/D in different operating modes
- Increased flexibility to process lower-cost crudes
In 2008:  Capture full-year benefit of $85MM net income*
Continue to optimize operations and crude flexibility
* Assumes $25/B upgrade from residual fuel to gasoline/distillate.

Toledo Refinery Crude Unit Debottleneck
Project to expand refining capacity and increase jet fuel production
Total Cost: $50MM
Expected: - Increase crude capacity by 20 MB/D (from 160 MB/D)
- Incremental 15 MB/D production (primarily jet fuel)
Results: - Completed project in July 2007
- Record level of jet production in 3Q07
- Installed equipment working as designed… but
limited by crude unit fouling and downstream
process unit limitations
- CURRENT: Production increase of 10 MB/D yields
annualized net income contribution of approximately
$30MM*
In 2008:  Resolve fouling issues to reach capacity of 175 MB/D
Pursue downstream limitations
* Assumes average light product margins of $15/B over crude.

Philadelphia Hydrocracker Conversion
Convert idle hydrocracker into hydrotreater for ULSD
production
Enable 45 MB/D upgrade of heating oil to ULSD (15 ppm)
Replace approximately 35 MB/D of LSD currently sold into
fuels market under Temporary Compliance Order (500 ppm
sulfur)
Add new incremental ULSD capacity
Estimated Capital: $285MM with completion expected in 2009
Full-year benefit of $55MM net income from upgrading 45 MB/D of heating oil to ULSD (25% IRR)*
Significant increase in capability to make
ULSD and optimize versus heating oil market
* Assumes $6.50/B uplift from heating oil to ULSD.

Toledo Hydrocracker Conversion
Dec 2006: Considered project to convert and
expand Toledo hydrocracker (estimated $10-
20MM cost for 5-10 MB/D expansion)
2007: Re-evaluated project scope
Hydraulic Debottleneck to deliver 3-5 MB/D
expansion for about $1MM cost
Expected completion in 2008
Majority of value with much less investment

Toledo Environmental New Source Review
Environmental project to comply with New Source
Review and enable potential future refinery
expansion
FCC Flue Gas Treating Unit
Sulfur Recovery Unit Complex
Estimated Capital: $450MM with completion by
mid-2009
Continue to evaluate other Toledo expansion
opportunities for 2010-2012 timeframe

Tulsa Distillate Hydrotreater
Clean Fuels project in early stages of engineering
to convert high-sulfur distillate into ULSD
Install new 24 MB/D hydrotreating unit
Scope also includes new Sulfur Recovery Unit
and Tail Gas Treater
Estimated Capital: approximately $400MM with
mid-2010 completion
Continue to pursue other options
Add ULSD capability and increase crude flexibility

Refining & Supply Capital Program, MM$
* Estimates presented at December 2006 Analyst Meeting.
Est. Total
2007 2008 2009 2007-2009
Base Infrastructure 195 202 216 613
Turnarounds 100 151 161 412
Sub-Total Sustaining 295 353 377 1,025
Major Projects 405 546 500 1,451
Total 700 899 877 2,476
December 2006* 792 805

Refining & Supply Capital Summary
Capture full-year benefit of Philadelphia FCC and
Toledo debottleneck projects
Future spending on projects in development will enable
future expansions and upgrades to high-valued
transportation fuels
Additional projects under development include:
Toledo refinery expansion
Yield improvement project at Eagle Point FCC
Increase residual fuel cracking at Marcus Hook FCC

Other Businesses and Financial Overview
Tom Hofmann
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118
151
1.70
0.89
1.06
100
120
140
160
180
1999 2000 2001 2002 2003 2004 2005 2006 9/30/07
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
Meaningful Leverage to Refining Margins
91% increase in per share leverage to
a $1.00/B change in refining margins
(year-end)
35% reduction in outstanding
shares since January 2000

Non-Refining Earnings
160
213
233
194
205
$0
$50
$100
$150
$200
$250
$300
$350
$400
2003 2004 2005 2006 9M07
EPS impact of $200MM of earnings
on current shares outstanding is
$1.70/share
* Includes operating income (after-tax) from Retail Marketing, Chemicals, Logistics and Coke business units.
For detail and reconciliation to Net Income, see slide A4.

Retail Marketing
Integrated with Sunoco’s refinery gasoline production
Continue to structure retail portfolio for optimum return
2003 2004 2005 2006 9M07
Net Income, MM$ 91 68 30 76 68
Retail Gasoline Margin, cpg 10.3 9.8 8.1 9.9 9.9
Acquisition Capital, MM$ 162 181 - - -
Divestment Proceeds, MM$ 74 193 50 46 46
Avg. Capital Employed, MM$ 565 574 569 554 560
ROCE, % 16% 12% 5% 14% 12%

Chemicals
Integrated with Sunoco’s refining petrochemical production
Improved operations and competitive assets
Rising feedstock costs have squeezed margins
Pursuing strategic opportunities
2003 2004 2005 2006 9M07
Net Income, MM$ 53 94 94 43 28
Avg. Chemicals Margin, cpp 9.5 11.0 12.1 9.9 10.1
Acquisition Capital, MM$ 198 40 - - -
Divestment Proceeds, MM$ - 105 - - -
Avg. Capital Employed, MM$ 934 1,012 1,029 1,043 1,061
ROCE, % 6% 9% 9% 4% 3%

1,399
461
546
840
1,032
1,000
1,442
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2/8/02 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/10/07
MM$
Sunoco Logistics Partners L.P.
SXL Market Capitalization
(LP Interest Only)
Value to Sunoco, Inc.
Current LP Distribution: $3.40/unit annualized
Sunoco LP Ownership: 12.1 MM units
Current GP Distribution: $6MM per quarter
Sunoco 100% owner of GP
(IPO)

Logistics
SXL currently distributes approximately $65MM of annualized
cash flow to Sunoco
Implied value of Sunoco’s SXL General and Limited Partner
interests of approximately $1.0-$1.2 billion
Expectations for continued growth
2002 2003 2004 2005 2006 9M07
Net Income , $MM 33 26 31 22 36 33
Cash to Sunoco, MM$
Sale of LP Units 96 - 83 99 - -
LP Distributions 20 34 36 34 36 30
GP Distributions 1 1 3 5 14 16

Coke Growth
* Represents equity ownership interests.
*
Investment
MM$ In Service
Jewell N/A 700 1979
Indiana Harbor 195 1,300 1998
Haverhill I 150 550 2005
Vitória, Brazil 41 1,700 2007
Haverhill II 250 550 2008
Total 4,800
Capacity
Mtons

2003 2004 2005 2006 9M07
Net Income, MM$ 43 40 48 50 31
Coke
2008 net income expected to be $80-$85MM
(EBITDA of $125-$130MM*)
- End-of-2008 net income run rate of $95-$100MM
(EBITDA of $150-$155MM*)
Haverhill II coke plant (including 46MW power generation) will start up in 2H08
- Expected annualized net income of approximately $25MM
Further domestic and international growth opportunities
Structure to provide best value to Sunoco shareholders
* See reconciliation on Slide A17.

Capital Program by Business Unit, MM$
*  Excludes Sunoco Logistics growth investments
** Includes Haverhill II investment in 2007 and 2008
2006
Est.
2007 2008 2009
Total
2007-2009
Refining & Supply 712 700 899 877 2,476
Retail Marketing 112 118 157 154 429
Chemicals 62 68 64 79 211
Logistics 119 114 27 29 170
Coke** 14 186 102 20 308
Total 1,019 1,186 1,249 1,159 3,594
* *

Capital Program by Category, MM$
* Excludes Sunoco Logistics growth investments in 2008 and 2009
Includes Haverhill II investment in 2007 and 2008
2006
Est.
2007 2008 2009
Total
200 7-200 9
Base Maintenance /
Turnaround
350 512 595 622 1,729
Regulatory / Required 282 183 275 109 567
632 695 870 731 2,296
Income Improvement* 387 491 379 428 1,298
Total 1,019 1,186 1,249 1,159 3,594

Key Takeaways
Refining market outlook constructive but volatile
Disciplined capital program focused on upgrading
products and expanding feedstock flexibility
Non-refining businesses provide significant value
and opportunity
Financial capacity to execute capital program,
opportunistically acquire assets and reduce shares
outstanding
Portfolio of assets will be structured to maximize
shareholder value

Appendix
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Sunoco, Inc.
Refining & Supply
1,790
Chemicals
1,060
Retail
Marketing
580
Coke
320
Logistics
515
Total = $4.6 billion
Corp.
330
Capital Employed, MM$
9/30/07
Founded in 1886
NYSE: SUN
2006 Revenue = $39 billion
As of 9/30/07:
$12 billion in assets
$8.3 billion in market cap
117.6 MM shares outstanding
About 14,000 employees
Five Business Lines
340 MMB / yr. refining prod.
5 billion gal. / yr. retail fuel sales
5 billion lbs / yr. chemical
merchant sales
Logistics MLP (NYSE:SXL)
owned 43% by Sunoco, Inc.
4.3 MM tons / yr. coke prod.
A1

Sunoco Operations
Refineries
Chemical Plants
Coke Plants
Terminal
Retail Marketing
Western Pipeline System
Eastern Pipeline System
Philadelphia
Marcus Hook
Tulsa
Vansant
Indiana
Harbor
Haverhill
Neal
Toledo
Frankford
Epsilon
La Porte
Nederland
Bayport
Eagle Point
A2

Summary of Results
2001 2002 2003 2004 2005 2006 9M07
Income (Loss) before Special Items, MM$ * 380 (25) 335 629 1,012 979 810
Income (Loss) before Special Items, $/share * 2.32 (0.16) 2.16 4.20 7.36 7.59 6.71
ROCE, % ** 14.8 1.6 13.2 21.7 32.4 28.3 19.9
Debt / Capital, % (GAAP Basis) 47 51 51 48 41 49 44
Debt / Capital, % (Revolver Basis)*** 49 45 42 37 17 40 38
Share Repurchase, MM$ 393       --  136 568 435 871 300
Shares O/S @ Period-end, MM 151.1 152.9 150.8 138.7 133.1 121.3 117.6
Share Price @ Period-end, $/share 18.67 16.59 25.58 40.86 78.38 62.36 70.78
*      Reconciliation of Income (Loss) before Special Items to Net Income (Loss) provided on Slide A4.
**    Calculated using Income (Loss) before Special Items.
***   Revolver covenant calculation.  See reconciliation on Slide A5.
A3

Earnings Profile
2001 2002 2003 2004 2005 2006 9M07
Net Income (Loss) (MM$ after tax):
   Refining & Supply 290 (31) 261 541    947 881 729
   Retail Marketing   87 20   91   68      30   76   68
   Chemicals     6 28   53   94      94   43   28
   Logistics   42 33   26   31      22   36   33
   Coke   61 42   43   40      48   50   31
   Corporate Expenses   (24) (26)   (40)   (67)     (84)   (58)   (44)
   Net Financing Expenses & Other   (82) (91)   (99)   (78)     (45)   (49)   (35)
    Income (Loss) Before Special Items 380 (25) 335 629 1,012 979 810
        Special Items   18 (22)   (23)   (24)    (38)     -   90
    Total Net Income (Loss) 398 (47) 312 605    974 979 900
EPS (Diluted):
Income (Loss) before Special Items 2.32 (0.16) 2.16 4.20 7.36 7.59 6.71
Special Items 0.11 (0.15) (0.15) (0.16) (0.28)      - 0.75
Net Income (Loss) 2.43 (0.31) 2.01 4.04 7.08 7.59 7.46
A4

Financial Ratios
Year-End
2001 2002 2003 2004 2005 2006 9/30/07
Total Debt (GAAP Basis) 1,444 1,455 1,601 1,482 1,411 1,987 2,039
Plus: Debt Guarantees    165    168      12      11        7        5        3
Less: Cash    (42)    (390)    (431)    (405)    (919)     (263)     (263)
Net Debt (Revolver Covenant Basis) 1,567   1,233   1,182 1,088    499 1,729 1,779
Shareholders’ Equity (GAAP Basis) 1,642 1,394 1,556 1,607 2,051 2,075 2,566
SXL * Minority Interest       -    100    104    232    397    503    353
Equity (Revolver Covenant Basis) 1,642 1,494 1,660 1,839 2,448 2,578 2,919
Debt / Capital (GAAP Basis)   47%   51%   51%   48%   41%   49%   44%
Net Debt / Capital **
(Revolver Covenant Basis)   49% 45%   42%   37%   17%   40%   38%
* Sunoco Logistics Partners L.P. (NYSE: SXL).
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
A5

Share Repurchase
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002    --      --      --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
2006 12.2    871 71.13
9M07   4.0    300 75.35
   Total 76.4 2,847 37.20
Net Share Reduction since Jan 2000 = 35%
Shares O/S at 9/30/07 = 117.6MM
Remaining Authorization at 9/30/07 = $649MM
A6

2008 Cash Flow Model
Assumptions:
Based on assets currently owned
First Call consensus earnings estimate . . .
not guidance by Sunoco
Estimated cash tax rate of 30%
No change in working capital
Required debt payments are refinanced
Voluntary pension contribution of $100MM
No share repurchase / option exercises
A7

2008 Cash Flow Model, MM$
*  First Call consensus as of December 10, 2007
** See reconciliation to GAAP amounts in Appendix A9 and A10
A8
Income before Special Items 950*
Non-Cash / Deferred / Other 705 **
Capital Expenditures (1,249)
Cash Dividend (129)
Free Cash Flow 277
Divestment Proceeds 30
Pension Contribution (100)
Net Cash Flow 207

Reconciliation of Non-GAAP Cash Flow, MM$
2008
Model
Miscellaneous GAAP Cash Flow Items:
  Depreciation, depletion and amortization 490
  Deferred income tax expense  170
  Payments less than (in excess of) expense for retirement plans *   55
  Other operating items   70
  Cash distributions to investors in cokemaking and logistics operations   (80)
Non-Cash/Deferred/Other (refer to Slides A7 and A8) 705

* Excludes voluntary pension contribution of $100MM.
A9

Cash Flow Statement (GAAP Basis), MM$
Cash Flow from Operating Activities
2008
   Model *
   Net Income     950
      Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation, depletion and amortization     490
         Deferred income tax expense     170
         Payments less than (in excess of) expense for retirement plans       (45)
         Other       70
Net cash provided by operating activities 1,635
Cash Flows from Investing Activities
   Capital expenditures and acquisitions (1,249)
   Proceeds from divestments      30
Net cash used in investing activities (1,219)
Cash Flows from Financing Activities
   Cash distributions to investors in cokemaking and logistics operations     (80)
   Cash dividend payments   (129)
Net cash used in financing activities (209)
Net increase in cash and cash equivalents 207
* See 2008 cash flow model assumptions on slide A7.
A10

Refining Product Yield – 3Q07
Gasoline
48%
Distillate
35%
Resid
8%
Total Production
Available for Sale =
943 MB/D
Petrochemicals
& Lubricants
5%
Other
4%
A11
Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production, MB/D 342.7 114.2 456.9
   RFG 53%    0% 40%
   Conventional 47% 100% 60%
Distillate Production, MB/D 249.8 79.2 329.0
   On-Road Diesel Fuel 57% 35% 52%
   Heating Oil / Off-Road Diesel 27% 25% 26%
   Jet Fuel 14% 40% 20%
   Kerosene / Other   2%   0%   2%

Sunoco Crude Supply - 2006 A12 Nigeria, 45% Chad, 8% Other Africa, 13% Canada, 9% Venezuela, 3% Former Soviet Union, 3% North Sea, 1% USA, 18%

2,935

1,195
Retail Marketing Channels
32%
24%
44%
Co-ops
Dealers
Distributors
Co-ops
Dealers
Distributors
Gasoline Volume
FY06
Retail Site Count
9/30/07
Total: 4.6 billion gallons
Total: 4,687 sites
A13

Chemicals
Polypropylene Phenol
Basell 3.5
Sunoco 2.1*
Ineos 2.8
Shell 1.3
ExxonMobil 2.7
Ineos 1.3
Sunoco 2.5
Mount Vernon 0.7
Total 2.4    (Sabic/Citgo/JLM)
Formosa 1.8
Dow/Carbide 0.6
Dow 1.6
Georgia Gulf 0.5
Flint Hills 1.1
Others 0.3
Others 3.2
Total 6.8
Total 21.6
Capital Employed: $1.1 Billion
(as of 9/30/07)
Polypropylene
Phenol
North America
Effective Annual Industry Capacity, billion lbs
Source: 2007 Chemical Data
* Includes 0.3 billion lbs mothballed Haverhill line
A14

89% Distribution Growth
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07

■

Sunoco Logistics (SXL) Distributions
Current annual distribution of $3.40/unit (approximate 7% yield)
and approximately $65MM of LP/GP distributions to Sunoco
50 / 50
75 / 25
85 / 15
98 / 2
Distribution
(per unit)
LP/GP
Split (%)
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20
$3.40
$3.60
A15

Logistics Public 57% Sunoco Logistics Partners L.P. Eastern Pipeline System Western Pipeline System Terminal Facilities Sunoco, Inc. 43%* * Including the 2% General Partner interest A16

Expected Coke Earnings
A17
Reconciliation of EBITDA to Net Income, MM$
2008
Projection
End of 2008
Run Rate
EBITDA 125 - 130 150 - 155
Less: Depreciation 23 27
Income tax 22 28
Net Income 80 - 85 95 - 100

Haverhill II Coke Project
A18
Additional 100 ovens (550 Mtons/year) at Haverhill
coke plant site with net 46 megawatts per year of
power production
Construction began in 1Q07 and is expected to be
operational in the second half of 2008
Total cost estimated at approximately $250MM
Expected annualized net income of approximately
$25MM
Long-term contracts for coke sales executed with
customers . . . structured to provide steady income
and attractive returns

For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Tom Harr 1-215-977-6764 Investor Relations A19